EXHIBIT 10.38

THIS INSTRUMENT PREPARED BY:MAXIMUM PRINCIPAL
Baker, Donelson, Bearman, Caldwell & BerkowitzINDEBTEDNESS FOR TENNESSEE
Attn: Laurence M. PapelRECORDING TAX PURPOSES
Commerce Center, Suite 1000IS: $1,000,000.00
211 Commerce Street
Nashville, Tennessee 37201

DEED OF TRUST

THIS DEED OF TRUST (this "Deed of Trust"), made and entered into this 13th day of October, 2004, by and between HOBSON PARK, LLC, a Georgia limited liability company (the "Grantor"), to LAURENCE M. PAPEL, a resident of Davidson County, Tennessee, as Trustee (the "Trustee") for the benefit of BF ENTERPRISES, INC., a Delaware corporation (the "Beneficiary").

W I T N E S S E T H :

That for and in consideration of the extension of the loan evidenced by the Note (as defined below) and other valuable considerations, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Grantor hereinafter set forth, Grantor does hereby grant, bargain, sell, convey, assign, transfer, pledge, and set over unto Trustee, and the successors and assigns of Trustee, all of the land described in Exhibit A, attached hereto and made a part hereof (the "Land") together with all interests in the land, estates, easements, rights, improvements, fixtures, and appurtenances, including replacements and additions thereto (hereinafter referred to collectively as the "Premises"). Notwithstanding the foregoing, the Premises shall not include that road right-of-way for the construction and installation of Hobson Drive located on the Land, nor shall the Premises include any acceleration and deceleration lanes, traffic signalization, utility and drainage easements, or storm water detention areas located on the Land.

TO HAVE AND TO HOLD the Premises and all parts, rights, members and appurtenances thereof, to the use and benefit of Trustee and the successors, successors-in-title and assigns of Trustee, forever; and Grantor covenants that Grantor is lawfully seized and possessed of the Premises as aforesaid and has good right to convey the same, that the same are unencumbered except for real property taxes and easements and restrictions of record, and Grantor does warrant and will forever defend the title thereto against the claims of all persons whomsoever.

But this conveyance is made IN TRUST for the following uses and trusts, and for no other purposes, to wit:

(a)    To secure the payment of an indebtedness in the principal amount of $1,000,000.00 due from Grantor to Beneficiary, evidenced by a Promissory Note of even date herewith, together with interest thereon, with the balance of the indebtedness, if not sooner paid, due and payable on October 13, 2009, and any extensions, modifications and/or renewals thereof and any notes given in payment of any such principal and/or interest (all of which are herein sometimes referred to as the "Note").

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(b)    To secure all sums advanced by Beneficiary to Grantor or expended by Beneficiary for Grantor's account or benefit pursuant to the terms of this Deed of Trust, and the faithful performance of all terms and conditions contained herein.

(c)    To secure the payment of all court costs, expenses and costs of whatever kind incident to the collection of any indebtedness secured hereby and the enforcement or protection of the lien of this conveyance, including reasonable attorney's fees.

(d)    To secure performance by Grantor under this Deed of Trust and all of its terms, conditions and provisions.

Should the indebtedness secured by this Deed of Trust (hereinafter referred to collectively as the "Secured Indebtedness") be paid according to the tenor and effect thereof when the same shall become due and payable, and should Grantor perform all covenants herein contained in a timely manner, then this Deed of Trust shall be canceled and released.

GRANTOR HEREBY FURTHER COVENANTS AND AGREES WITH TRUSTEE AND BENEFICIARY AS FOLLOWS:

ARTICLE I

1.01  Payment of Indebtedness. Grantor shall promptly pay when due all principal and interest due on the indebtedness evidenced by the Note, including any prepayment and late charges provided in the Note, and the principal and interest due on any other obligations secured by this Deed of Trust. Grantor shall also pay or cause to be paid when due any other indebtedness secured by a lien on the Premises or on any part of it.

1.02  Taxes, Liens and Other Charges.

(a)  Grantor shall promptly pay, or cause to be paid, on or before the delinquency date thereof, all taxes, assessments, ground rents, fines, impositions, levies, license fees, permit fees, condominium fees and assessments, maintenance fees, association fees and assessments, levies, expenses, costs and all other charges (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereon) now or hereafter levied, assessed, confirmed or imposed on, or in respect of, or which may be a lien upon the Premises, or any part thereof, or any estate, right or interest therein, or upon the rents, issues, income or profits thereof, and shall submit to Beneficiary such evidence of the due and punctual payment of all such taxes, assessments and other fees and charges as Beneficiary may require.

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(b)  Grantor shall pay, on or before the delinquency date thereof, all taxes, assessments, charges, expenses, costs and fees which may now or hereafter be levied upon, or assessed or charged against, or incurred in connection with, the Note, the Secured Indebtedness, this Deed of Trust or any other instrument now or hereafter evidencing, securing or otherwise relating to the Secured Indebtedness.

(c)  Grantor shall pay, on or before the delinquency date thereof, all premiums on policies of insurance covering, affecting or relating to the Premises, as required herein. Grantor shall submit to Beneficiary such evidence of the due and punctual payment of all such premiums, rentals and other sums as Beneficiary may require.

(d)  Grantor shall promptly discharge any lien on the Premises which has priority over this Deed of Trust; or, in the alternative, Grantor shall pay or perform the obligation secured by such lien in a manner acceptable to Beneficiary, or shall in good faith contest or defend against enforcement of such lien by legal proceedings which prevent enforcement of the lien and which are initiated with the written consent of Beneficiary.

(e)  Grantor warrants and covenants that it has neither done nor permitted to be done any act, claim, deed of trust, etc., nor has a lien or claim arisen by operation of law that shall be superior in time or right to the security provided by this Deed of Trust. Grantor represents and covenants that there has been no visible commencement of operations so as to create or give rise to any mechanics' or materialmen's lien superior in priority to the lien created by this Deed of Trust.

1.03  Insurance.

(a)  Grantor shall, at all times during the term of the Note and as long as there remains any indebtedness secured by this Deed of Trust, keep and maintain or cause to be kept and maintained, the Premises adequately insured, including, without limitation, maintaining such insurance against such risk, and in such amounts, as may be required by law, and such insurance as is customary for facilities of like size and type, and such other or further insurance as may from time to time be requested by Beneficiary, paying or causing to be paid, as the same shall become due and payable, all premiums with respect thereto, such insurance to include, but not necessarily be limited to, the following:

(i)  In the event that Grantor shall cause any major improvements, which shall be defined as any improvements other than infrastructure, (the "Improvements") to be located on the Premises, ISO Special Form property insurance, at all times in an amount equal to the lesser of:

(1)  not less than 100% of the replacement cost of the Improvements; or

(2)  the greater of the unpaid principal amount then outstanding of the Note or the amount which, when in effect is given to co-insurance provisions contained in such policy or policies, will result in insurance proceeds payable to the insured in an amount equal to the unpaid principal amount then outstanding of the Note.

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(ii)  In the event that the Premises remain unimproved or in the event that Grantor shall not make any major improvements to the Premises, comprehensive public liability insurance covering claims for bodily injury, death, and property damage covering the Grantor and the Beneficiary in the amount of $1,000,000.00 and in such form as the Beneficiary may require; and

(iii)  Such other insurance as the Beneficiary may, from time to time, reasonably require by notice in writing to the Grantor.

Any of the insurance specified above may, unless otherwise required by law, include a deductible provision in an amount approved by Beneficiary, and the Grantor shall then be self-insured to the extent of the amount of such deductible so obtained.

(b)  Each insurance policy required by this Section:

(i)  Shall be issued by an insurer (or insurers) rated "A" or better by A.M. Best, legally authorized to provide the respective insurance in the State of Tennessee;

(ii)  Shall be in such form and contain such provisions (including, without limitation, a loss payable clause, the waiver of subrogation clause and the designation of the named insured parties) as are reasonably acceptable to the Beneficiary; and

(iii)  Shall prohibit cancellation or modification by the insurer without at least thirty days' written notice to the Beneficiary.

(c)  Beneficiary is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this section, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Beneficiary, instead of to Grantor and Beneficiary jointly. In the event any insurance company fails to disburse directly and solely to Beneficiary but disburses instead either solely to Grantor or to Grantor and Beneficiary jointly, Grantor agrees immediately to endorse and transfer such proceeds as aforesaid, Beneficiary may execute such endorsements or transfers for and in the name of Grantor, and Grantor hereby irrevocably appoints Beneficiary as Grantor's agent and attorney-in-fact so to do. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorney's fees, Beneficiary may apply the net proceeds or any part thereof, at its option, (i) to the payment of the Secured Indebtedness, whether or not due and in whatever order Beneficiary elects, (ii) to the repair and/or restoration of the Premises, or (iii) for any other purposes or objects for which Beneficiary is entitled to advance funds under this Deed of Trust, all without affecting the lien and security interest created by this Deed of Trust and any balance of such moneys then remaining shall be paid to Grantor or the person or entity lawfully entitled thereto. Beneficiary shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

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(d)  At least fifteen (15) days prior to the expiration date of each policy maintained pursuant to this section, a renewal or replacement thereof satisfactory to Beneficiary shall be delivered to Beneficiary. Grantor shall deliver to Beneficiary receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Premises in extinguishment or partial extinguishment of the Secured Indebtedness, all right, title and interest of Grantor in and to all insurance policies then in force shall pass to the purchaser or Beneficiary, and Beneficiary is hereby irrevocably appointed by Grantor as attorney-in-fact for Grantor to assign any such policy to said purchaser or to Beneficiary without accounting to Grantor for any unearned premiums thereon.

1.04  Condemnation. Grantor, immediately upon obtaining knowledge of the institution, or the proposed, contemplated or threatened institution of any action or proceeding for the taking through condemnation (which term when used in this Deed of Trust shall include any damage or taking by any governmental or quasi-governmental authority and any transfer by private sale in lieu thereof) of the Premises or any part thereof will notify Beneficiary, and Beneficiary is hereby authorized, at its option, to commence, appear in and prosecute, through counsel selected by Beneficiary, in its own or in Grantor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. Subject to the rights of prior lien holders, all such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Grantor to Beneficiary, and Beneficiary is authorized, at its option, to collect and receive all such compensation, awards or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, award or damages. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorney's fees, Beneficiary may apply the net proceeds or any part thereof, at its option, (a) to the payment of the Secured Indebtedness whether or not due and in whatever order Beneficiary elects, (b) to the repair and/or restoration of the Premises, or (c) for any other purposes or objects for which Beneficiary is entitled to advance funds under this Deed of Trust, all without affecting the security interest created by this Deed of Trust, and without extending or postponing the due date of any monthly installments of the Secured Indebtedness, or changing the amount of any such installments: and any balance of such moneys then remaining shall be paid to Grantor or any other person or entity lawfully entitled thereto. Grantor agrees to execute such further assignments of any compensation, awards, damages, claims, rights of action and proceeds as Beneficiary may require. If, prior to the receipt by Beneficiary of such award or proceeds, the Premises shall have been sold on foreclosure of this Deed of Trust, or under the power herein granted, Beneficiary shall have the right to receive such award or proceeds to the extent of any unpaid Secured Indebtedness following such sale, with legal interest thereon, whether or not a deficiency judgment in respect of the Secured Indebtedness shall have been sought or recovered, and to the extent of reasonable counsel fees, costs and disbursements incurred by Beneficiary in connection with the collection of such award or proceeds.

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1.05  Care of Premises.

(a)  Grantor will keep the Improvements and all other improvements of any kind now or hereafter erected or placed on the Land or any part thereof in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which would or could increase the risk of fire or other hazard to the Premises or any other part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Premises.

(b)  Grantor will not remove, demolish or alter the structural character of any Improvements without the written consent of Beneficiary.

(c)  If the Premises or any part thereof is damaged by fire or any other cause, Grantor will give immediate written notice thereof to Beneficiary.

(d)  Beneficiary or its representative is hereby authorized to enter upon and inspect the Premises at any time during normal business hours.

(e)  Grantor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority applicable to the Premises or any part thereof.

(f)  If all or any part of the Premises shall be damaged by fire or other casualty, Grantor will promptly restore the Premises to the equivalent of its original condition; and if a part of the Premises shall be damaged through condemnation, Grantor will promptly restore, repair or alter the remaining portions of the Premises in a manner satisfactory to Beneficiary. Notwithstanding the foregoing, Grantor shall not be obligated so to restore unless in each instance, Beneficiary agrees to make available to Grantor (pursuant to a procedure satisfactory to Beneficiary) any net insurance or condemnation proceeds actually received by Beneficiary hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration; provided, however, that the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration shall in no way relieve Grantor of its obligation to restore. In the event all or any portion of the Premises shall be damaged or destroyed by fire or other casualty or by condemnation, grantor shall promptly deposit with Beneficiary a sum equal to the amount by which the estimated cost of the restoration of the Premises (as determined by Beneficiary in its good faith judgment) exceeds the actual net insurance or condemnation proceeds with respect to such damage or destruction.

1.06  Leases, Contracts, Etc. As additional collateral and further security for the Secured Indebtedness, Grantor does hereby assign to Beneficiary Grantor's interest in any and all leases, tenant contracts, rental agreements, management contracts, construction contracts, and other contracts, licenses and permits, now or hereafter affecting the premises, or any part thereof, and all revenues resulting therefrom, and Grantor agrees to execute and deliver to Beneficiary such additional instruments, in form and substance satisfactory to Beneficiary, as may hereafter be requested by Beneficiary further to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by Beneficiary to any such agreement or to impose upon Beneficiary any obligation with respect thereto.

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1.07  Expenses. Whether or not default has occurred, Grantor will pay or reimburse Beneficiary, upon demand therefor, for all reasonable attorney's fees, costs, liabilities and expenses actually incurred by Beneficiary in any suit, action, legal proceeding, negotiations, administrative hearings, trial, legal proceeding, bankruptcy or receivership proceedings, or dispute of any kind in which Beneficiary is made a party or appears as party plaintiff, defendant, creditor or other party in interest, affecting the Secured Indebtedness, this Deed of Trust or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale contained in this Deed of Trust, any condemnation action involving the Premises or any action to protect, perfect or continue the perfection of the security hereof and any action affecting the perfection, validity, enforceability or priority of this Deed of Trust, and any such amounts paid by or billed to Beneficiary shall be added to the Secured Indebtedness and shall be secured by this Deed of Trust. Grantor shall immediately upon demand reimburse Beneficiary for all such costs, expenses, liabilities and reasonable attorney's fees actually incurred.

1.08  Limit of Validity. If from any circumstances whatsoever, fulfillment of any provision of this Deed of Trust or of the Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Deed of Trust or under the Note that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control every other provision of this Deed of Trust and of the Note.

ARTICLE II

2.01  Events of Default. The terms "default," "Event of Default" or "Events of Default," wherever used in this Deed of Trust, shall mean any one or more of the following events:

(a)  Failure to pay the Secured Indebtedness, or any part thereof, when and as the same shall become due and payable, if not cured within ten (10) days following notice of default by Beneficiary to Grantor; or

(b)  If any warranty, covenant, representation, agreement or statement made, furnished or contained in this Deed of Trust or in any other instrument, transfer, assignment, document or loan agreement given with respect to the Secured Indebtedness, be untrue or misleading in any material respect, if not cured within thirty (30) days following notice of default by Beneficiary to Grantor; or

(c)  The nonperformance, nonobservance, breach or failure to execute in every particular the covenants, agreements, promises, obligations, warranties and conditions set out in this Deed of Trust or in any other instrument given with respect to the Secured Indebtedness if not cured within thirty (30) days following notice of default by Beneficiary to Grantor; or

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(d)  The occurrence of an Event of Default or the occurrence of an event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default under any deed of trust, mortgage or similar instrument encumbering the Premises or any portion of the Premises; or

(e)  Should any tax lien or claim of lien for labor or material be filed of record against Grantor for the Premises not be removed by payment or bond within thirty (30) days from the date of recording, if not cured within thirty (30) days following notice of default by Beneficiary to Grantor; or

(f)  Should Grantor, voluntarily or involuntarily, by any instrument, means, judicial proceeding or device whatsoever (including but not limited to any deed, lease, mortgage, deed of trust, assignment, option, judicial or sheriff's sale, order or contract) convey, transfer, sell, lease, assign, pledge or encumber any right or interest in the Premises, whether legal or equitable, present or future, vested or contingent.

2.02  Acceleration of Maturity. If an Event of Default as set forth in subparagraph 2.01(a), above, shall have occurred and be continuing for ten (10) days or more following notice thereof by Beneficiary to Grantor; or if an Event of Default otherwise set forth in paragraph 2.01 above, shall have occurred and continuing for not less than thirty (30) days following notice thereof by Beneficiary to Grantor, then the entire Secured Indebtedness shall, at the option of Beneficiary, immediately become due and payable without further notice or demand, time being of the essence of this Deed of Trust, and no omission on the part of Beneficiary to exercise such option when entitled to do so shall be construed as a waiver of such right.

2.03  Right to Enter and Take Possession.

(a)  If an Event of Default shall have occurred and be continuing, Grantor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession of the Premises and, to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may exclude Grantor and its agents and employees wholly therefrom, and have joint access with Grantor to the books, papers and accounts of Grantor;

(b)  If Grantor shall for any reason fail to surrender or deliver the Premises or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Grantor to deliver immediate possession of the Premises to Beneficiary. Grantor will pay to Beneficiary, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary, its attorneys and agents, and all such part of the Secured Indebtedness and shall be secured by this Deed of Trust;

(c)  Upon every such entering upon or taking of possession, Beneficiary may hold, store, use, operate, manage and control the Premises and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all of the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise act with respect to the same; and (iv) enter into any and all agreement with respect to the exercise by others of any of the power herein granted to Beneficiary, all as Beneficiary from time to time may determine to be in its best interest. Beneficiary may collect and receive all the rents, issues, profits and revenues accruing thereafter, and, after deducting (aa) all expenses of taking, holding, managing and operating the Premises (including compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (cc) the cost of such insurance; (dd) such taxes, assessments and other similar charges as Beneficiary may at its option pay; (ee) other proper charges upon the Premises or any part thereof; and (ff) the reasonable compensation, expenses and disbursement of the attorneys and agents of Beneficiary, Beneficiary shall apply the remainder of the money and proceeds so received by Beneficiary, first, to the payment of accrued interest; second, to the payment of deposits as required herein and to other sums required to be paid hereunder; and third, to the payment of overdue installments of principal. Anything in this section to the contrary notwithstanding, Beneficiary shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as a result of any exercise by Beneficiary of its rights under this Deed of Trust, and Beneficiary shall be liable to account only for the rents, incomes, issues and profits actually received by Beneficiary:

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(d)  Whenever all such interest, deposits and principal installments and other sums due under any of the terms, covenants, conditions and agreements of this Deed of Trust shall have been paid and all Events of Default shall have been cured, Beneficiary shall surrender possession of the Premises to Grantor, its successors or assigns. The same right of taking possession, however shall exist if any subsequent Event of Default shall occur and be continuing.

2.04  Performance by Beneficiary. If Grantor shall default in the payment, performance or observance of any term, covenant or condition of this Deed of Trust or the Note, Beneficiary may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Beneficiary in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the default rate provided in the Note. Beneficiary shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor.

2.05  Receiver. If an Event of Default shall have occurred and be continuing, Beneficiary upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without regard to the sufficiency or value of any security for the Secured Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of the Premises, to sell the Premises or any portion thereof, and to collect and apply the rents, issues, profits and revenues thereof, and to take any other actions deemed necessary or prudent. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Land is situated. Grantor will pay unto Beneficiary upon demand all expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the provisions of this paragraph, and any such amounts paid by Grantor shall be added to the Secured Indebtedness and shall be secured by this Deed of Trust.

2.06  Enforcement.

(a)  If an Event of Default shall have occurred and be continuing, Trustee, or the agent or successor of Trustee, at the request of Beneficiary, shall sell the Premises or any part of the Premises at one or more public sale or sales before the door of the courthouse of the county in which the Land or any part of the Land is situated, to the highest bidder for cash, and in bar of the right and equity of redemption, statutory right of redemption, homestead, dower, and all other rights and exceptions of every kind, all of which are hereby waived, in order to pay the Secured Indebtedness, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorney's fees, after advertising the time, place and terms of sale at least three (3) different times in some newspaper of general circulation published in the county in which the Land is located, the first of which publications shall be at least twenty (20) days previous to said sale. At any such public sale, Trustee may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee simple. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Beneficiary in its sole discretion may elect, and if Beneficiary so elects, Trustee may sell the personal property covered by this Deed of Trust at one or more separate sales in any manner permitted by the Uniform Commercial Code of the state in which the Land is located, any one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until the entire Premises are sold or the Secured Indebtedness is paid in full. If the Secured Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts or guaranty, assignments of lease or other security instruments, Beneficiary may at its option exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Beneficiary may determine.

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Said sale may be adjourned from time to time by the Trustee, or his agent or successors, and reset at a later date without additional publication; provided that an announcement to that effect be made at the scheduled place of sale at the time and on the date the sale is originally set.

Beneficiary, at Beneficiary's option, may from time to time remove the Trustee and appoint a successor Trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Deed of Trust is recorded. The successor Trustee shall succeed to all of the title, rights, power and duties conferred upon the Trustee herein or by applicable law.

(b)  If an Event of Default shall have occurred and be continuing, Beneficiary may, in addition to and not in abrogation of the rights covered under subparagraph (a) of this section, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any terms, covenant, condition or agreement of this Deed of Trust or any other right, and (ii) to pursue any other remedy available to it, all as Beneficiary in its sole discretion shall elect.

2.07  Purchase by Beneficiary. Upon any foreclosure sale or sale of all or any portion of the Premises under the power herein granted, Beneficiary may bid for and purchase the Premises and shall be entitled to apply all or any part of the Secured Indebtedness as a credit to the purchase price.

2.08  Application of Proceeds of Sale. In the event of a foreclosure or sale of the entire Premises, the proceeds of said sale shall be applied, first, to the expenses of such sale and of all proceedings in connection therewith, including reasonable fees of the attorney and trustee (and attorney and trustee fees and expenses shall become absolutely due and payable whenever foreclosure is commenced); then to insurance premiums, liens, assessments, taxes and charges including utility charge advanced by Beneficiary, and interest thereof; then to payment of the Indebtedness and accrued interest thereon; and finally the remainder, if any, shall be paid to Grantor, or to the person or entity lawfully entitled thereto.

2.09  Grantor as Tenant Holding Over. In the event of any such foreclosure sale or sale under the power herein granted, Grantor (if Grantor shall remain in possession) shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

2.10  Waiver of Appraisement, Valuation, Etc. Grantor agrees, to the full extent permitted by law, that in case of a default on the part of Grantor hereunder, neither Grantor nor anyone claiming through or under Grantor will set up, claim to seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, or the absolute sale of the Premises, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully do so, the benefit of all such laws, and any and all right to have the assets subject to the security interest of this Deed of Trust marshaled upon any foreclosure or sale under the power herein granted.

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2.11  Leases. Beneficiary, at its option, is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Grantor, a defense to any proceeding instituted by Beneficiary to collect the sums secured hereby.

2.12  Discontinuance of Proceedings. In case Beneficiary shall have proceeded to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Beneficiary, then in every such case, Grantor, Trustee, and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceeding had occurred.

2.13  Remedies Cumulative. No right, power or remedy conferred upon or reserved to Beneficiary by this Deed of Trust is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law, in equity or by statute.

2.14  Waiver.

(a)  No delay or omission by Beneficiary or by any holder of the Note to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein, and every right, power and remedy given by this Deed of Trust to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary. No consent or waiver expressed or implied, by Beneficiary to or of any breach or default by Grantor in the performance of the obligations of Grantor hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Grantor hereunder. Failure on the part of Beneficiary to complain of any act or failure to act or failure continues, shall not constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies of Beneficiary hereunder.

(b)  No act or omission by Beneficiary shall release, discharge, modify, change or otherwise affect the original liability under the Note, this Deed of Trust or any other obligation of Grantor or any subsequent purchaser of the Secured Premises or any part thereof, or any maker, cosigner, endorser, surety or guarantor, preclude Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in the event of any default then made or of any subsequent default, or alter the lien of this Deed of Trust except as expressly provided in an instrument or instruments executed by Beneficiary. Without limiting the generality of the foregoing, Beneficiary may (i) grant forbearance or an extension of time for the payment of all or any portion of the Secured Indebtedness; (ii) take other or additional security for the payment of any of the Secured Indebtedness; (iii) waive or fail to exercise any right granted herein or in the Note; (iv) release any part of the Premises from the security interest or lien of this Deed of Trust or otherwise change any of the terms, covenants, conditions or agreements of the Note or this Deed of Trust; (v) consent to the filing of any map, plat or replat affecting the Premises; (vi) consent to the granting of any easement or other right affecting the Premises; (vii) make or consent to any agreement subordinating the security title or lien hereof, or (viii) take or omit to take any action whatsoever with respect to the Note, this Deed of Trust, the Premises, or any document or instrument evidencing, securing or in any way related to the Secured Indebtedness, all without releasing, discharging, modifying, changing or affecting any such liability, or precluding Grantor from exercising any such right, power or privilege or affecting the lien of this Deed of Trust. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Premises, Beneficiary, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Secured Premises or the Secured Indebtedness, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

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2.15  Suits to Protect the Secured Premises. Beneficiary shall have power to institute and maintain such suits and proceedings as it may deem expedient (a) to prevent any impairment of the Secured Premises by any acts which may be unlawful or constitute a default under this Deed of Trust; (b) to preserve or protect its interest in the Secured Premises and in the rents, issues, profits and revenues arising therefrom; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Beneficiary.

2.16  Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire amount due and payable by Grantor under this Deed of Trust at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

ARTICLE III

3.01  Successors and Assigns. This Deed of Trust shall inure to the benefit of and be binding upon Grantor, Trustee and Beneficiary and their respective heirs, executors, legal representatives, successors, successors-in-title, and assigns. Whenever a reference is made in this Deed of Trust to "Grantor," "Trustee" or "Beneficiary," such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors, successors-in-title, and assigns of Grantor, Trustee or Beneficiary, as the case may be.

3.02  Terminology. All personal pronouns used in this Deed of Trust, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Deed of Trust, and all references herein to Articles, paragraphs or subparagraphs shall refer to the corresponding Articles, paragraphs or subparagraphs of this Deed of Trust unless specific reference is made to Articles, paragraphs or subparagraphs of another document or instrument.

3.03  Severability. If any provisions of this Deed of Trust or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed of Trust and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

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3.04  Applicable Law. This Deed of Trust shall be interpreted, construed and enforced according to the laws of the State of Tennessee.

3.05  Application of Proceeds From Sale of Portion of Premises. In the event of a sale of any portion of the Premises by Grantor, fifty percent (50%) of the net sale proceeds, which shall mean the gross proceeds of the sale of any portion of the Premises, less any amounts attributable to the proration of taxes, premiums for title insurance, escrow charges, transfer taxes, real estate commissions, and similar fees and charges paid by Grantor at the closing of such sale pursuant to the related sale agreement, shall be applied to the payment of the Indebtedness and accrued interest thereon. Upon receipt of the net sale proceeds from such sale, Beneficiary shall release the portion of the Premises sold from the lien of this Deed of Trust.

IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the day and year first above written.

HOBSON PARK, LLC

By: /s/ W. Bonneau Ansley, Jr.
W. Bonneau Ansley, Jr., Manager

STATE OF GEORGIA    )
)
COUNTY OF Fulton    )

Before me, the undersigned, a Notary Public in and for said State and County aforesaid, duly commissioned and qualified, personally appeared W. Bonneau Ansley, Jr., with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be a Manager of HOBSON PARK, LLC, the within named bargainor, a Georgia limited liability company, and that he, as such Manager, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the Limited Liability Company by himself as such Manager.

WITNESS my hand and seal at office, on this the 12th day of October, 2004.

/s/ Randy Marks
Notary Public

My Commission Expires:

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